SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101, Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On May 23, 2012, Dycom Industries, Inc. (the “Company”) held a webcast and conference call to review its fiscal 2012 third quarter results. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transcript contains the financial measures of Adjusted EBITDA, Non-GAAP net income, Non-GAAP earnings per common share, and certain amounts relating to organic revenue, which are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, acquisition related costs, and charges for a wage and hour class action settlement, is not a recognized term under generally accepted accounting principles ("GAAP") and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP net income and Non-GAAP earnings per share are not recognized terms under GAAP and do not purport to be alternatives to GAAP net income and GAAP earnings per share. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP financial measures to evaluate its past performance and prospects for future performance.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is provided in the conference call materials referred to on the webcast and conference call, a copy of which has been furnished as Exhibit 99.2 to the Company’s Form 8-K previously filed with the Securities and Exchange Commission on May 23, 2012.

The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 23, 2012, the Company held a webcast and conference call to review its fiscal 2012 third quarter results. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transcript contains the financial measures of Adjusted EBITDA, Non-GAAP net income, Non-GAAP earnings per common share, and certain amounts relating to organic revenue, which are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, acquisition related costs, and charges for a wage and hour class action settlemen, is not a recognized term under generally accepted accounting principles ("GAAP") and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP net income and Non-GAAP earnings per share are not recognized terms under GAAP and do not purport to be alternatives to GAAP net income and GAAP earnings per share. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP financial measures to evaluate its past performance and prospects for future performance.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is provided in the conference call materials referred to on the webcast and conference call, a copy of which has been furnished as Exhibit 99.2 to the Company’s Form 8-K previously filed with the Securities and Exchange Commission on May 23, 2012.

The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements with respect to the Company’s fiscal 2012 results. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in the Company’s other filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1	Transcript of Dycom Industries, Inc.’s webcast and conference call held on May 23, 2012 to review its fiscal 2012 third quarter results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2012

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary